UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2018

ASTA FUNDING, INC.
(Exact name of registrant as specified in its charter)

Delaware	001-35637	22-3388607
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

210 Sylvan Avenue
Englewood Cliffs, NJ 07632
(201) 567-5648

(Address, including zip code, and telephone number, including area code, of the registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.01	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On July 17, 2018, Asta Funding, Inc. (the “Company”) received a Staff Determination Letter to Delist (the “Letter”) from The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that since it remains delinquent in filing its Annual Report on Form 10-K for the fiscal year ended September 30, 2017 and its Quarterly Reports on Form 10-Q for the quarters ended December 31, 2017 and March 31, 2018, it has not regained compliance with Nasdaq Listing Rule 5250(c)(1) (the “Rule”), which requires timely filing of periodic reports with the Securities and Exchange Commission.

Previously, Nasdaq had granted the Company an extension until July 16, 2018 to regain compliance with the Rule. The Letter indicated that the Company’s securities would be subject to delisting on July 26, 2018 as a result of the Company's non-compliance with the Rule unless the Company timely requests a hearing before the Nasdaq Hearings Panel (the “Panel”).

The Company intends to timely request a hearing before the Panel, at which hearing it will present its plan to evidence compliance with the Rule and request the continued listing of its securities on Nasdaq pending its return to compliance. Such request will automatically stay any suspension or delisting action by Nasdaq for a period of 15 days. The stay may be extended at the option of the Panel upon the Company's request and support of such extension, and the Company intends to ask the Panel for a further stay concurrent with its request for a hearing and pending the ultimate conclusion of the hearing process.

Item 7.01	Regulation FD Disclosure.

On July 20, 2018, the Company issued a press release announcing its receipt of the Letter. A copy of the Company’s press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d)     Exhibits.

Exhibit No.                                                                       Description

    99.1                        Press Release dated July 20, 2018

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 20, 2018	Asta Funding, Inc.

	By:	/s/ Bruce R. Foster
	Name:	Bruce R. Foster
	Title:	Chief Financial Officer

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